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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
SUPERGEN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 SUPERGEN, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2003

To the Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of SuperGen, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 22, 2003 at 2:00 p.m., local time, at the Four Points Hotel by Sheraton, 5115 Hopyard Road, Pleasanton, California 94588 for the following purposes:

  1.
  To elect six directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2.
  To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2003.

  3.
  To approve the adoption of the 2003 Stock Plan.

  4.
  To approve the issuance of Common Stock at the Company's election in connection with the payment of principal and interest amounts due under the Company's 4% Senior Exchangeable Convertible Notes.

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Submission of Proposal Four to our stockholders is required under the terms of that certain Securities Purchase Agreement with the holders of our 4% Senior Exchangeable Convertible Notes and the Nasdaq Stock Market rules.

        Only holders of record of the Company's Common Stock at the close of business on April 15, 2003, the record date, are entitled to notice of and to vote at the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

/s/ JOSEPH RUBINFELD, Ph.D. President, Chief Executive Officer and Director

Dublin, California
April 22, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

SUPERGEN, INC.

PROXY STATEMENT
FOR
2003 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SuperGen, Inc. ("We," "SuperGen," or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 22, 2003 at 2:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Four Points Hotel by Sheraton, 5115 Hopyard Road, Pleasanton, California 94588. The telephone number at that location is (925) 460-8800.

        The proxy solicitation materials, which include the Proxy Statement, Proxy, and the Company's 2002 Annual Report to Stockholders, were first mailed to all stockholders entitled to vote at the Annual Meeting on or about April 22, 2003.

Record Date

        Stockholders of record at the close of business on April 15, 2003 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 32,793,765 shares of the Company's Common Stock were issued and outstanding. No shares of preferred stock were outstanding.

Revocability of Proxies

        Any proxy given under this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Voting Procedures

        Each stockholder is entitled to one vote for each share of Common Stock held on all matters to be voted on by the stockholders. Stockholders do not have the right to cumulate votes. Votes cast in person or by proxy will be tabulated by Mellon Investor Services LLC., the Company's transfer agent.

        Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted as follows:

  (i)
  "FOR" the election of each of the Company's nominees as a director.

  (ii)
  "FOR" ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

  (iii)
  "FOR" the approval of the adoption of the 2003 Stock Plan.

  (iv)
  "FOR" the issuance of Common Stock at the Company's election in connection with the payment of principal and interest amounts due under the Company's 4% Senior Exchangeable Convertible Notes.

Quorum; Abstentions; Broker Non-Votes

        A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournments thereof. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter.

        Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. Neither abstentions nor broker "non-votes" affect the election of directors as the vote required is a plurality of the votes duly cast, which means that only affirmative votes will affect the outcome of the election. Broker "non-votes" are not deemed to be Votes Cast. As a result, while abstentions are deemed to be Votes Cast and will have the effect of votes in opposition of a given proposal, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the Votes Cast and, therefore, do not have the effect of votes in opposition in such tabulations.

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Costs of Solicitation of Proxies

        We will bear the costs of soliciting proxies. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, letter, e-mail or facsimile.

Deadline for Receipt of Stockholder Proposals

        Our stockholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in our 2004 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, no later than December 23, 2003, or the date which is 120 calendar days prior to the anniversary of the mailing of this Proxy Statement. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2004 Proxy Statement.

        Alternatively, under our Bylaws, a nomination or a proposal that the stockholder does not seek to include in our 2004 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, for the 2004 Annual Meeting of Stockholders not less than 60 days prior to the meeting. Note, however, with respect to a proposal and in the event we provide less than 70 days notice or prior public disclosure to stockholders of the date of the 2004 Annual Meeting, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the tenth day following the day on which notice of the date of the 2004 Annual Meeting was mailed or public disclosure was made. For example, if we provide notice of our 2004 Annual Meeting on April 17, 2004, for a 2004 Annual Meeting on May 30, 2004, any such proposal or nomination will be considered untimely if submitted to us after April 27, 2004. For purposes of the above, "public disclosure" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by us with the Securities and Exchange Commission (the "SEC"). As described in our Bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our Common Stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our Bylaws (the "Bylaw Deadline"), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

        SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2004 annual meeting is March 7, 2004 (45 calendar days prior to the anniversary of the mailing date of this Proxy Statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's annual meeting.

        Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting. The Company's management will use the discretionary authority granted by the proxy card to vote against any proposal raised at the meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this Proxy Statement and the Bylaw Deadline for this year's annual meeting, which is May 1, 2003 (tenth day after this Proxy statement is mailed).

PROPOSAL ONE

ELECTION OF DIRECTORS

General

        Our Board of Directors (the "Board") is currently composed of six members. The directors are elected to serve one-year terms and until their respective successors are elected and qualified. The Board has nominated the persons set forth below for election as directors. All of the nominees are current directors of the Company. Denis Burger and Daniel Zurr resigned from the Board in June 2002. Charles J. Casamento and Michael D. Young were appointed to the Board in September 2002. There are no family relationships among any of our directors or executive officers, including any of the nominees mentioned below. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director.

Vote Required

        The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

Information Regarding Nominees

Name	Age	Principal Occupation
Joseph Rubinfeld	70	President, Chief Executive Officer and Director of the Company
Charles J. Casamento(1)	57	President and Chief Executive Officer, Questcor Pharmaceuticals, Inc.
Thomas V. Girardi(1)(2)	63	Senior Partner, Girardi & Keese
Walter J. Lack(2)	54	Managing Partner, Engstrom, Lipscomb & Lack
James S.J. Manuso(2)	54	President and Chief Executive Officer, Galenica Pharmaceuticals, Inc.
Michael D. Young(1)	63	Chairman and Chief Scientific Officer, Strategic Healthcare Development LLC

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

        Joseph Rubinfeld, Ph.D. co-founded the Company in 1991. He has served as Chief Executive Officer, President and a director of the Company since its inception and was Chief Scientific Officer from inception until September 1997. Dr. Rubinfeld was one of the four initial founders of Amgen, Inc. in 1980 and served as Vice President and Chief of Operations until 1983. From 1987 to 1990, he was a Senior Director at Cetus Corporation. From 1968 to 1980, Dr. Rubinfeld was employed at Bristol-Myers Company International Division ("Bristol-Myers") in a variety of positions, most recently as Vice President and Director of Research and Development. While at Bristol-Myers, Dr. Rubinfeld was instrumental in licensing the original anticancer line of products for Bristol-Myers, including mitomycin and bleomycin. Prior to that time, Dr. Rubinfeld was a research scientist with several pharmaceutical and consumer product companies including Schering-Plough Corporation and Colgate-Palmolive Co. Dr. Rubinfeld is a member of the Board of Directors of AVI BioPharma, Inc., CytRx Corp., and Quark Biotech, Inc. He received his B.S. in chemistry from C.C.N.Y., and his M.A. and Ph.D. in chemistry from Columbia University. Dr. Rubinfeld has numerous patents and/or publications on a wide range of inventions and developments including the 10-second developer for Polaroid film, manufacture of cephalosporins, and the first commercial synthetic biodegradable detergent. In 1984, Dr. Rubinfeld received the Common Wealth Award for Invention.

        Charles J. Casamento has served as a director of the Company since September 2002. Mr. Casamento is Chairman of the Board, President and Chief Executive Officer of Questcor Pharmaceuticals, Inc. Mr. Casamento formerly served as RiboGene's President, Chief Executive Officer and Chairman of the Board since June 1993. Prior to joining RiboGene, he was co-founder, President and Chief Executive Officer of Interneuron Pharmaceuticals, Inc., a biopharmaceutical company, from March 1989 until May 1993. Mr. Casamento has also held senior management positions at Genzyme Corporation, American Hospital Supply, Johnson & Johnson, Hoffmann La Roche, Inc. and Sandoz Inc. Mr. Casamento is also a director of CORTEX Pharmaceuticals, a biopharmaceutical company, LifePoint, Inc., a medical device company, and two not-for-profit organizations. Mr. Casamento holds a bachelor's degree in Pharmacy from Fordham University and an M.B.A. degree from Iona College. He is also a licensed pharmacist in the States of New York and New Jersey.

        Thomas V. Girardi has served as a director of the Company since May 2000. Mr. Girardi is senior partner of Girardi & Keese, a law firm specializing in major business litigation, where he has worked since 1964. Mr. Girardi has served as National President and Los Angeles Chapter President of the American Board of Trial Advocates, is a fellow of the International Academy of Trial Lawyers and the Inner Circle of Advocates, and is a member of the American Board of Professional Liability Lawyers, International Society of Barristers, and American Trial Lawyers Association. Mr. Girardi is also a member of the Board of Directors of Spectrum Laboratories, Inc. and Coast Casinos, Inc. He received his B.S. and J.D. from Loyola Law School and an LLM from New York University.

        Walter J. Lack has served as a director of the Company since February 2000. Mr. Lack is managing partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. Mr. Lack is also a member of the Board of Directors of HCC Insurance Holdings, Inc., Microvision Inc., and Spectrum Laboratories, Inc.

        James S.J. Manuso, Ph.D.    has served as a director of the Company since February 2001 and functions as Chairman of the Compensation Committee of the Board. Dr. Manuso is co-founder and was recently appointed as President and Chief Executive Officer of Galenica Pharmaceuticals, Inc. Immediately prior to this appointment, he was President of Manuso, Alexander & Associates, Inc., management consultants and financial advisors to pharmaceutical and biotechnology companies since 1992. Dr. Manuso co-founded and was General Partner of PrimeTech Partners, a venture management partnership that developed biotechnology companies, from 1998 until 2002. He serves on the boards of Galenica, Symbiontics, Inc., as Vice Chairman, Quark Biotech, Inc., and KineMed, Inc. Previously, he served on the boards of Inflazyme Pharmaceuticals, Inc., and Supratek Pharma, Inc. From 1984 until 1992, he developed and consulted to biotechnology companies and managed family investments. During the period 1974 through 1983, Dr. Manuso was an officer of The Equitable Companies, serving in the capacities of Acting Medical Director and Director of Health Care Planning and Development. Dr. Manuso earned an A.B. in Economics and Chemistry from New York University, a Ph.D. in Experimental Psychophysiology from the Graduate Faculty of The New School University, a Certificate in Health Systems Management from Harvard Business School, and an Executive MBA from Columbia Business School.

        Michael D. Young, M.D., Ph.D.    has served as a director of the Company since September 2002. Dr. Young has more than 25 years of experience in the pharmaceutical industry, with significant management experience in the areas of clinical research and development, pre-clinical development and worldwide regulatory affairs. He is Chairman and Chief Scientific Officer of Strategic Healthcare Development LLC, a pharmaceutical consultancy. Prior to joining SuperGen's Board of Directors, he served as Development Director and Chief Scientific Officer, of London-based Celltech PLC, a leading European biotechnology company, where he was responsible for all research and strategic product development. During his tenure, Celltech developed five new products. Previously, Dr. Young was Corporate Director, Worldwide Regulatory and Clinical Development, for The Procter & Gamble Company. He has also held senior positions at SmithKline, French Laboratories, Astra Pharmaceuticals and Delbay Pharmaceuticals (a joint-venture between Bayer and Schering Plough).

Board Meetings and Committees

        During the year ended December 31, 2002, the Board held six meetings. All of the directors attended 75% or more of the meetings of the Board and committees, if any, upon which such directors served. In addition, certain matters were approved by the Board or a committee of the Board by unanimous written consent.

        The Board currently has two standing committees: an Audit Committee and a Compensation Committee. We have no nominating committee or committee performing similar functions.

        Audit Committee.    The Audit Committee currently is composed of three independent directors, as defined in the applicable listing standards of the Nasdaq National Market: Mr. Casamento, Mr. Girardi, and Dr. Young. For the year 2002, the Audit Committee was composed of two independent directors, Mr. Lack and Mr. Girardi. The Audit Committee reviews and monitors the corporate financial reporting, internal controls and the internal and external audits of the Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent accountants, and the Company's compliance with legal matters that have a significant impact on its financial reports. The audit committee meets independently with our independent accountants and our senior management and reviews the general scope of our accounting, financial reporting, annual audit and the results of the annual audit, interim financial statements, auditor independence issues, and the adequacy of the audit committee charter. The Audit Committee held four meetings during fiscal year 2002. For more information regarding the functions performed by the Audit Committee, please see "Report of the Audit Committee of the Board of Directors," included in this Proxy Statement. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is filed as Appendix A to this Proxy Statement.

        Compensation Committee.    The Compensation Committee is composed of Mr. Girardi, Mr. Lack, and Dr. Manuso. The Compensation Committee reviews the Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board regarding such matters. The Compensation Committee held four meetings during 2002. See "Report of the Compensation Committee of the Board of Directors" included in this Proxy Statement. The Compensation Committee has a written charter which has been approved by the Board.

Director Compensation

        All non-employee directors of the Company receive $3,000 in compensation for attendance at each meeting of the Board, and Board committee members each receive $1,500 for each Board committee meeting attended in person. These compensation levels became effective on December 19, 2002. Directors and Board committee members are also reimbursed for all reasonable expenses incurred by them in attending Board and committee meetings.

        We have also adopted the 1996 Directors' Stock Option Plan ("Directors' Plan") providing for stock options to be granted to certain non-employee directors. Under the Directors' Plan, each new non-employee director who joins the Company is entitled to receive an option to purchase 50,000 shares of the Common Stock. All options granted under the Directors' Plan will vest as to 20% of the shares upon grant and as to 20% of the shares each year thereafter, provided that the non-employee director shall continue to serve as a director on such date. Each option has a term of ten years from the date of grant. The exercise price per share for all options granted under the Directors' Plan is 100% of the fair market value of our Common Stock on the date of grant. Mr. Casamento and Dr. Young received option grants under the Directors' Plan when they each became directors in September 2002 at per share exercise prices of $2.76 and $3.38, respectively.

        Directors are also eligible to receive options under the Company's 1993 Stock Option Plan. Through March 31, 2003, non-employee directors were granted additional stock options under the Company's 1993 Stock Option Plan. These grants were separate from those granted under the Directors' Plan noted above. The following table sets forth such grants:

Name	Date of Grant	Number of Securities Underlying Options Granted		Exercise Price Per Share(3)	Expiration Date
Charles J. Casamento	09/19/02 03/28/03	25,000 14,000	(1) (2)	$2.76 2.46	09/19/12 03/28/13
Thomas V. Girardi	05/20/02 09/19/02 03/28/03	20,000 25,000 40,000	(1) (2) (2)	4.57 2.76 2.46	05/20/12 09/19/12 03/28/13
Walter J. Lack	05/20/02 09/19/02 03/28/03	25,000 25,000 40,000	(1) (2) (2)	4.57 2.76 2.46	05/20/12 09/19/12 03/28/13
James S.J. Manuso	09/19/02 11/05/02 03/28/03	25,000 15,000 40,000	(2) (1) (2)	2.76 3.68 2.46	09/19/12 11/05/12 03/28/13
Michael D. Young	09/19/02 03/28/03	25,000 14,000	(1) (2)	2.76 2.46	09/19/12 03/28/13

(1)
Sixty percent of the option shares are exercisable on the date of the grant and ten percent will become exercisable on each of the first, second, third, and fourth anniversaries of the date of the grant.

(2)
Option shares are 100% exercisable on date of grant.

(3)
Represents the fair market value on the date of grant as determined by the closing price of our Common Stock on the Nasdaq National Market.

        In addition, the Board has approved, effective as of May 22, 2003, the date of our 2003 Annual Meeting, and subject to stockholder approval of the 2003 Stock Plan under Proposal Three, the grant of a stock option to each then serving member of the Audit Committee and Compensation Committee, respectively, for their services on each such committee, to purchase 7,500 shares of our Common Stock under the 2003 Stock Plan. The option grants are as follows:

Audit Committee:		Compensation Committee:
Name	No. of Shares	Name	No. of Shares
Charles Casamento	7,500	Thomas V. Girardi	7,500
Thomas V. Girardi	7,500	Walter J. Lack	7,500
Michael D. Young	7,500	James S.J. Manuso	7,500

        All options granted to Audit Committee or Compensation Committee members shall vest as to 25% of the shares on the date of grant and as to 25% of the shares on each three-month anniversary of the date of grant. Each option shall have a term of ten years from the date of grant. The exercise price per share for all options granted shall be 100% of the fair market value of our Common Stock on the date of grant.

        Additionally, effective as of the date of our 2003 Annual Meeting, and subject to stockholder approval of the 2003 Stock Plan under Proposal Three, our Board has approved, as compensation for their services to the Company, the grant of stock options under the 2003 Stock Plan to the following non-employee directors for the purchase of a number of shares of our Common Stock opposite each director's name, which was determined based on the length of service to the Company as a director:

Name	No. of Shares
Charles Casamento	21,000
Thomas V. Girardi	60,000
Walter J. Lack	60,000
James S.J. Manuso	60,000
Michael D. Young	21,000

        The above options shall vest and be immediately exercisable on the date of grant. Each option shall have a term of ten years from the date of grant. The exercise price per share for all options granted shall be 100% of the fair market value of our Common Stock on the date of grant.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003, and recommends that the stockholders vote for ratification of such appointment.

        Ernst & Young LLP has audited our financial statements since 1994. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Vote Required

        Ratification of the appointment of Ernst & Young LLP as our independent auditors will require the affirmative vote of a majority of the outstanding shares of Common Stock represented, in person or by proxy, and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as having been represented.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPOINTING ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

PROPOSAL THREE

APPROVAL OF THE ADOPTION OF THE 2003 STOCK PLAN

        Our Board determined that it is in our best interests and the best interests of our stockholders to adopt the 2003 Stock Plan (described below). In March 2003, our Board adopted the 2003 Stock Plan and reserved 3,500,000 shares of our Common Stock for issuance thereunder subject to stockholder approval, plus (a) any shares of our Common Stock which have been reserved but not issued under our Amended and Restated 1993 Stock Option Plan (the "1993 Stock Plan") as of the expiration of the 1993 Stock Plan on December 3, 2003 and (b) following the expiration of the 1993 Stock Plan, any shares of our Common Stock returned to the 1993 Stock Plan as a result of termination of options or repurchase of shares of our Common Stock issued under the 1993 Stock Plan.

        As of the date of this proxy, as described in detail in connection with "Director Compensation" under "Proposal One—Election of Directors," our Board has approved certain option grants under the 2003 Stock Plan, effective as of May 22, 2003, the date for our 2003 Annual Meeting and subject to stockholder approval of the Plan, to (i) each then serving member of the Audit Committee, (ii) each then serving member of the Compensation Committee, and (iii) all of the non-employee directors. These options will be issued if the 2003 Stock Plan under this Proposal Three is approved. We will not be able to issue such options under the 2003 Stock Plan if this Proposal Three is not approved.

        In addition, the Board also approved that, from year 2004 and thereon, on the date of our annual stockholders meeting, each of the then serving members of the Audit Committee and each of the then serving members of Compensation Committee will receive a stock option, for his or her services on each such Committee, to purchase 7,500 shares of our Common Stock. These options will be issued if the 2003 Stock Plan under this Proposal Three is approved. We will not be able to issue such options under the 2003 Stock Plan if this Proposal Three is not approved.

Equity Compensation Plan Information

        The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of the end of December 31, 2002:

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(B) Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights	(C) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)(2)
Equity compensation plans approved by security holders	4,535,457	$10.28	576,694
Equity compensation plans not approved by security holders	—	—	—

Total	4,535,457	$10.28	576,694

(1)
Consists of securities issuable under the 1993 Stock Option Plan and the 1996 Directors' Option Plan.

(2)
Includes 234,013 shares issuable under the 1993 Stock Option Plan, 220,000 shares issuable under the 1996 Directors' Option Plan, and 122,681 shares issuable under the 1998 Employee Stock Purchase Plan.

Summary of 2003 Stock Plan

        The following summary description of the 2003 Stock Plan is qualified in its entirety by reference to the text of the 2003 Stock Plan.

        General.    The purposes of the 2003 Stock Plan are to help us attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, including the employees, directors and consultants of any parent and subsidiary companies, and to promote the success of our business. Options granted under the 2003 Stock Plan may be either incentive stock options or nonstatutory stock options. Stock purchase rights may also be granted under the 2003 Stock Plan.

        Administration.    The 2003 Stock Plan may generally be administered by our Board or a committee appointed by the Board, referred to as the administrator. The administrator may make any determinations deemed necessary or advisable for the 2003 Stock Plan.

        Eligibility.    Nonstatutory stock options and stock purchase rights may be granted to our employees, directors and consultants and to employees, directors and consultants of any parent or subsidiary companies. Incentive stock options may be granted only to our employees and to employees of any parent or subsidiary companies. The administrator, in its discretion, selects which of our employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

        Limitations.    Section 162(m) of the Internal Revenue Code (the "Code") places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, the 2003 Stock Plan provides that no employee, director or consultant may be granted, in any fiscal year of ours, options and stock purchase rights to purchase more than 1,000,000 shares of our Common Stock. Notwithstanding this limit, however, in connection with such individual's initial service with the Company, such individual may be granted options to purchase up to an additional 1,000,000 shares of our Common Stock.

        Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following terms and conditions:

          (a)    Exercise Price.    The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option and a nonstatutory stock option intended to qualify as "performance based compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to an at least 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of our Common Stock is generally determined with reference to the closing sale price for our Common Stock (or the closing bid, if no sales were reported) on the date the option is granted.

          (b)    Exercise of Option; Form of Consideration.    The administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our Common Stock (with some restrictions), cashless exercises, reduction in the amount of any liability we may have to a person receiving an option grant, any other form of consideration permitted by applicable law, or any combination thereof.

          (c)    Term of Option.    The term of each option will be stated in the option agreement. The term of an incentive stock option may be no more than ten years from the date of grant; provided, however, that in the case of an incentive stock option granted to an at least 10% shareholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

          (d)    Termination of Service.    If an optionee's service relationship with us terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship with us terminates due to the optionee's death or disability, the optionee or the optionee's personal representative, estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the option, to the extent the option was vested on the date of termination, within twelve months from the date of such termination.

          (e)    Nontransferability of Options.    Unless otherwise determined by the administrator, options or stock purchase rights granted under the 2003 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (f)    Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Stock Plan as may be determined by the administrator.

        Stock Purchase Rights.    In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

        Adjustments Upon Changes in Capitalization.    In the event our Common Stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2003 Stock Plan, the number of shares that may be granted to an optionee in any year and in connection with an optionee's initial employment with us, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2003 Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

        In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right until ten days prior to the date of liquidation or dissolution, including shares as to which the option or stock purchase right would not otherwise be exercisable.

        In connection with our merger with or into another corporation or our "change of control," as defined in the 2003 Stock Plan, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

        Amendment and Termination of the Plan.    Our Board may amend, alter, suspend or terminate the 2003 Stock Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2003 Stock Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may impair any option or stock purchase right previously granted under the 2003 Stock Plan without the written consent of the optionee. Unless terminated earlier, the 2003 Stock Plan shall terminate ten years from the date the 2003 Stock Plan was adopted by our Board.

Federal Income Tax Consequences

        Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or at least 10% shareholder of ours. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

        Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because we may repurchase the stock when the purchaser ceases to provide services to us. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

        The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is our employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or at least 10% shareholder of ours.

        The foregoing is only a summary of the effect of federal income taxation upon us and optionees with respect to the grant and exercise of options under the 2003 Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

Vote Required

        The approval of the adoption of the 2003 Stock Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE ADOPTION OF THE 2003 STOCK PLAN.

PROPOSAL FOUR

APPROVAL OF THE ISSUANCE OF COMMON STOCK AT THE COMPANY'S ELECTION IN CONNECTION WITH THE PAYMENT OF PRINCIPAL AND INTEREST AMOUNTS DUE UNDER THE COMPANY'S 4% SENIOR EXCHANGEABLE CONVERTIBLE NOTES

  Introduction

        On February 26, 2003, we issued 4% Senior Exchangeable Convertible Notes in the principal amount of $21.25 million ("Notes") and related warrants to purchase our Common Stock to several institutional investors ("Investors") in a private placement (the "Transaction"). The Notes are convertible at the option of the holder into shares of our Common Stock and/or exchangeable into shares of common stock of AVI BioPharma, Inc. ("AVI") that we currently own ("AVI Shares"), as described more fully below1. In addition, at our election and subject to receipt of stockholder approval, the Company has the right to elect to issue Common Stock of the Company as payment for principal and interest then due and owing on the Notes, with the value of the Common Stock equal to 90% of the then fair market value (for principal payments) and 95% of the then fair market value of our Common Stock (for interest payments). In order to meet applicable requirements under the Nasdaq Stock Market marketplace rules, your vote is being solicited in order to approve our issuance of shares of Common Stock if we elect to pay principal and interest amounts due on the Notes in our Common Stock. In the event that this Proposal Four is not approved by the stockholders, the Company would not have the flexibility to issue stock in cancellation of the amounts due and owing under the Notes, and instead would have to pay all outstanding principal and interest on the Notes from our cash reserves.

1  AVI BioPharma, Inc. is a Nasdaq listed company. We made significant equity investments in AVI in 1999 and 2000 in connection with a collaborative relationship. For a detailed discussion of our relationship with AVI, please see the Section entitled "Certain Transactions" in this Proxy Statement.

  Why We Need Stockholder Approval

        Rule 4350(i) of the Nasdaq Marketplace Rules requires stockholder approval for the issuance of securities at a price less than the greater of the book or market value of a company's stock, where the amount of securities being issued represents 20% or more of an issuer's outstanding listed securities or 20% or more of the voting power outstanding before the issuance.

        We are subject to the Nasdaq Stock Market rules because our Common Stock is listed on the Nasdaq National Market. We are seeking stockholder approval because:

  •
  pursuant to the terms of the Notes, subject to receipt of stockholder approval, we have a right to elect to pay principal of and interest on the Notes in shares of our Common Stock (the "Payment Shares") at a price equal to: (i) with respect to the principal payment, as of any date of determination (as defined in the Notes), 90% of the arithmetic average of the weighted average price of our Common Stock on any fifteen trading days designated by the holders of the Notes during the twenty trading days immediately preceding such date of determination, and (ii) with respect to the interest payment, 95% of the arithmetic average of the weighted average price of our Common Stock on each of the five consecutive trading days immediately preceding payment. Therefore, if we elect to pay principal and interest amounts due under the Notes in our Common Stock, the price at which such Common Stock is issued will be below the market value of our Common Stock as of such date and may be below the market price of our Common Stock at the closing of the Transaction; and

  •
  if we elect to issue any Payment Shares as described above, then, as described in more detail below, the number of shares of Common Stock issuable upon conversion of the Notes and payments of interests thereon, together with number of shares of Common Stock issuable upon exercise of the warrants issued in connection with the Transaction, will result in the issuance of Common Stock at a price less than the market value in excess of 20% of our outstanding shares or in excess of 20% of the voting power.

In general, the shares to be issued upon conversion of the Notes and upon exercise of the warrants issued in the Transaction will be issued at a price above the fair market value of our Common Stock on the date of the closing of the Transaction. The only shares that will potentially be issued at a price below such fair market value would be the Payment Shares. Accordingly, in order to meet applicable requirements under the Nasdaq Stock Market marketplace rules, your vote is being solicited in order to approve our issuance of the Payment Shares if we elect to pay principal and interest amounts due on the Notes in our Common Stock. Please note that the number of shares of Common Stock issuable upon our payment of the principal and interest amounts due on the Notes is tied to the market price of our Common Stock at that time and, thus, is not currently determinable.

        The following is a summary of the material aspects of the Transaction. The description above and below are qualified in their entirety by the actual Transaction documents.

  Terms of the Transaction

        Pursuant to the terms of the Securities Purchase Agreement, on February 26, 2003 we issued to the Investors at face value $21.25 million of our 4% Senior Exchangeable Convertible Notes and warrants to purchase up to 1,997,500 shares of our Common Stock.

        The Notes are our senior debt and bear interest at 4% per year. Interest on the Notes began accruing on February 26, 2003 and is payable every three months thereafter, with the final payment due on August 26, 2004. Interest on the Notes is payable in cash or, at our option, in shares of our Common Stock at a price equal to 95% of the arithmetic average of the weighted average price of our Common Stock on each of the five consecutive trading days immediately preceding payment. The principal amount of the Notes is repayable in four equal quarterly installments beginning on November 26, 2003, and at the end of each quarter thereafter.

        Pursuant to the terms of the Notes, at the option of each Investor, the Notes are: (i) convertible any time prior to maturity into shares of our Common Stock at a conversion price of $4.25 per share of Common Stock (which was above the market price of our Common Stock at the time of the closing of the Transaction) and/or (ii) exchangeable at any time following six months after the date of the original issuance of the Notes for AVI Shares at a price of $5.00 per share. Our exchange obligations under the Notes are secured by a pledge of our AVI Shares. In addition, we have the right to elect, subject to certain conditions, to pay the principal amount due under the Notes through the issuance of shares of our Common Stock at a price equal to, as of any date of determination, 90% of the arithmetic average of the weighted average price of our Common Stock on any fifteen trading days designated by the holders of the Notes during the twenty trading days immediately preceding such date.

        Subject to certain conditions, at any time after the first anniversary of the effectiveness of the registration statement (as described below), all of the outstanding Notes may be redeemed by us in cash, at a price equal to 120% of the principal of the Notes outstanding, plus all accrued and unpaid interest. Upon the consolidation, merger or any other business combination of the Company with and into another individual or entity as specified in the Notes ("Change of Control"), the holders of the Notes will have certain rights requiring us to redeem the Notes, and we have the right to redeem the Notes, in each case subject to certain conditions, and provided that, in the event of redemption by us, we are required to issue to the holders of the Notes certain warrants exercisable for the securities of the acquiring entity and the AVI Shares.

        The warrants have a term of five years and have an exercise price of $5.00 per share, which is above the market price of our Common Stock at the time of the closing on February 26, 2003. In the case of a Change of Control, the warrants will remain outstanding and will contain substantially the same rights and features they contained prior to such Change of Control.

        Additionally, we issued a warrant for the purchase of 363,125 shares of our Common Stock to Paul Revere LLC, an affiliate of Rodman & Renshaw, Inc., the placement agent for the Transaction, at an exercise price of $4.00 per share, which is above the market price of our Common Stock at the time of the closing on February 26, 2003.

        In connection with the Transaction, we entered into a Registration Rights Agreement with the Investors pursuant to which we agreed to file with the SEC a registration statement to register for resale a number of shares of our Common Stock sufficient to cover the number of shares issuable in connection with the Transaction. On April 2, 2003, we filed with the SEC a registration statement on Form S-3 covering the resale of 11,549,219 shares (including 9,026,931 shares to cover shares issuable upon conversion of the Notes and/or upon our payment of the principal of and interest on the Notes calculated based on $2.46, the closing price of our Common Stock on March 28, 2003). We also agreed to bear the expenses of all such registrations, except underwriting discounts and commissions. We have agreed to use reasonable efforts to keep the registration statement effective for specified periods. If we fail to fulfill these and other obligations, we will pay certain penalties until we fulfill these obligations. We have also authorized and reserved a sufficient number of shares of our Common Stock for issuance in connection with the Transaction.

        The terms of the Transaction and the Notes are complex and only briefly summarized above. For further information on the Transaction and the rights of the Note and warrant holders, please refer to the descriptions contained in our current report on Form 8-K filed with the SEC on February 27, 2003 and the Transaction documents filed thereunder. The terms of the Common Stock are set forth in our Amended and Restated Certificate of Incorporation filed with our quarterly report on Form 10-Q filed with the SEC on August 11, 2000.

  Effect of the Potential Issuance on Current Stockholders

        The total number of shares currently issuable in the Transaction (including shares issuable upon conversion of the Notes calculated based on the $4.25 conversion price and shares issuable upon exercise of all related warrants, giving no effect to the Payment Shares) is 7,585,625 shares, representing 23% of the 32,984,674 shares of our Common Stock outstanding immediately prior to the Transaction. As discussed earlier, if we elect to pay interest and principal due under the Notes in shares of our Common Stock, the number of shares of Common Stock to be issued will depend on the market price of our Common Stock at the time of issuance of our Common Stock. As a result, the issuance of the Payment Shares could potentially result in significantly greater dilution, if and to the extent the market price of our Common Stock at the time of issuance is less than the $4.25 conversion price of the Note. On the other hand, under the terms of the Notes and related warrants, a note holder or warrant holder may not convert its Notes or exercise its warrants if as a result of such conversion or exercise such holder, together with its affiliates, would beneficially own a number of shares of Common Stock which would exceed 4.99% of our then outstanding Common Stock.

  Required Vote

        The affirmative vote of the holders of a majority of the shares of our Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the issuance of shares of our Common Stock at our election for payment of the principal and interest amounts due on the Notes. As discussed above, the number of shares of our Common Stock issuable upon our payment of the principal and interest due on the Notes is not determinable, as the price will be tied to the market price of our Common Stock at the time of such payment. If this proposal does not receive stockholder approval, we will not have the flexibility to pay any amounts of the principal and interest due under the Notes in our Common Stock. In such case, we will be required to pay all of the principal and interest due on the Notes from our cash reserves.

        None of our directors or officers are parties who are interested in the Transaction. A certain Note holder who is an interested party in the Transaction controls the votes of approximately 3% of our Common Stock. This Note holder will be entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF COMMON STOCK AT THE COMPANY'S ELECTION IN CONNECTION WITH THE PAYMENT OF PRINCIPAL AND INTEREST AMOUNTS DUE UNDER THE COMPANY'S 4% SENIOR EXCHANGEABLE CONVERTIBLE NOTES.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        To our knowledge, the following table sets forth the beneficial ownership of Common Stock of the Company as of March 31, 2003 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

Name	Shares Beneficially Owned(1)	Percentage Beneficially Owned (%)
Joseph Rubinfeld(2) c/o SuperGen, Inc. 4140 Dublin Blvd., Suite 200 Dublin, CA 94568	2,602,745	7.7
Tako Ventures, LLC(3)	1,775,000	5.1
Lawrence Ellison c/o Oracle Corporation 500 Oracle Parkway Redwood Shores, CA 94065
Charles J. Casamento(4)	39,000	*
Thomas V. Girardi(5)	352,500	*
Walter J. Lack(6)	282,500	*
James S.J. Manuso(7)	118,470	*
Michael D. Young(4)	39,000	*
Karl L. Mettinger(8)	73,228	*
Edward L. Jacobs(9)	71,126	*
All directors and executive officers as a group (9 persons)(10)	3,588,569	10.4

*
Less than 1%.

(1)
The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire at May 30, 2003 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. At March 31, 2003, there were 32,793,765 shares of our Common Stock outstanding.

(2)
Includes 1,366,203 shares held jointly by Joseph Rubinfeld and Loretta Kifer, husband and wife, 49,000 shares held by Joseph Rubinfeld and Loretta Kifer as custodians under the California Uniform Transfers to Minors Act, 1,136,250 shares issuable upon exercise of options to purchase shares of Common Stock exercisable by Joseph Rubinfeld at May 30, 2003, and options to purchase 51,292 shares of Common Stock exercisable by Loretta Kifer at May 30, 2003.

(3)
Tako Ventures, LLC is an investment entity controlled by Lawrence J. Ellison, a former director of the Company. Represents 1,775,000 shares issuable upon exercise of warrants to purchase shares of Common Stock exercisable at May 30, 2003.

(4)
Represents 39,000 shares issuable upon exercise of stock options to purchase shares of Common Stock exercisable at May 30, 2003.

(5)
Includes 119,000 shares issuable upon the exercise of stock options to purchase shares of Common Stock exercisable at May 30, 2003.

(6)
Includes 122,500 shares issuable upon the exercise of stock options to purchase shares of Common Stock exercisable at May 30, 2003.

(7)
Includes 60 shares held individually by Susan Manuso, James Manuso's spouse, 10 shares held by Susan Manuso as custodian for their minor daughter under Uniform Grant to Minors Act, and 117,000 shares issuable upon the exercise of stock options to purchase shares of Common Stock exercisable by James Manuso at May 30, 2003.

(8)
Represents 73,228 shares issuable upon the exercise of stock options to purchase shares of Common Stock exercisable at May 30, 2003.

(9)
Includes 66,667 shares issuable upon the exercise of a stock option to purchase shares of Common Stock exercisable at May 30, 2003.

(10)
See footnotes (2) and (4) through (9). Includes 1,763,937 shares issuable upon the exercise of stock options to purchase shares of Common Stock held by directors and executive officers which are exercisable at May 30, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% of Class Stockholders") to file with the SEC reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% of Class Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, for the fiscal year ended December 31, 2002, through the Record Date, its executive officers, directors and 10% of Class Stockholders complied with all applicable Section 16(a) filing requirements, except that a Form 4 for Charles Casamento to report a transaction on September 19, 2002 was filed late.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee was formed in January of 1993. During 2002 the Compensation Committee was composed of Mr. Girardi, Mr. Lack, and Dr. Manuso, who are all directors of the Company. None of these persons has ever been an officer or employee of the Company or any of its subsidiaries, nor were there any compensation committee interlocks or other relationships during 2002 requiring disclosure under Item 402(j) of Regulation S-K of the Securities Act of 1933, as amended, except that, during 2002, the Company paid Dr. Manuso $45,000 for executive recruiting activities performed on behalf of the Company.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and the other two most highly compensated executive officers (collectively, the "Named Officers") for services rendered to the Company in all capacities during the last three fiscal years.

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Other Annual Compensation ($)(1)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)
Joseph Rubinfeld, Ph.D. President and Chief Executive Officer	2002 2001 2000	565,000 530,000 500,000	12,822 8,438 8,050	667,000 466,000 780,000	25,000 — —	92,385 83,662 24,331	(2)
Karl L. Mettinger, M.D. Senior Vice President, Chief Medical Officer	2002 2001 2000	285,000 260,000 95,104	— — N/A	8,600 22,900 12,500	33,000 24,500 60,500	6,000 5,100 18,652	(3)
Edward L. Jacobs Chief Business Officer and Chief Financial Officer	2002 2001 2000	300,000 101,708 250,000	7,020 3,977 6,780	89,500 42,300 68,500	20,000 100,000 15,000	6,000 37,392 5,100	(3)

(1)
Represents use of Company leased vehicles or automobile allowance.

(2)
Includes 401(k) contribution of $6,000 and life insurance premiums of $86,385.

(3)
Represents 401(k) contribution.

Option Grants in 2002

        The following table shows, as to the Named Officers, information concerning stock options granted during 2002. We have never granted any stock appreciation rights.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(3)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year(1)
				Exercise Price Per Share ($) (2)
Name					Expiration Date
						5%	10%
Joseph Rubinfeld, Ph.D.	25,000	2.8%		4.25	11/19/12	66,820	169,335
Karl L. Mettinger, M.D.	5,000 28,000	0.6 3.2	% %	4.57 3.26	05/20/12 11/04/12	14,370 57,406	36,417 145,477
Edward L. Jacobs	20,000	2.3%		3.26	11/04/12	41,004	103,912

(1)
Based on a total of options to acquire 881,100 shares granted to employees in 2002.

(2)
Represents the fair market value on the date of grant as determined by the closing price of our Common Stock on the Nasdaq National Market.

(3)
The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in 2002, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rates specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holders' continued employment through the exercise/vesting period. The amounts reflected in this table may never be achieved.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

        The following table sets forth, as to the Named Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2002. Also reported are values for unexercised "in-the-money" options, which values represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 2002. None of the Named Officers exercised stock options in the fiscal year ended December 31, 2002.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name
	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
Joseph Rubinfeld, Ph.D.	1,125,000	—	—	—
Karl L. Mettinger, M.D.	66,666	51,334	—	10,360
Edward L. Jacobs	56,250	63,750	—	7,400

(1)
The value of underlying securities is based on the $3.63 per share closing price of the Company's Common Stock on December 31, 2002 (the last market trading day in 2002), minus the aggregate exercise price.

Employment Agreement and Change-in-Control Arrangement

        We maintain an employment agreement with Dr. Joseph Rubinfeld (the "Employment Agreement"). The Employment Agreement, which became effective in March 2002, provides for an employment term through December 31, 2003, and provides for his employment as President and Chief Executive Officer at an annual base salary of at least $565,000. The base salary was automatically adjusted on the one-year anniversary of its effective date at twice the percentage increase in the Consumer Price Index, resulting in a new salary of $594,380 as of March 1, 2003. The Employment Agreement also provides for a guaranteed bonus of $250,000 for year 2002 and a potential additional performance-based bonus of $250,000 to be paid based on achievement of criteria established by the Compensation Committee. Dr. Rubinfeld will also be eligible for additional salary or other incentive compensation as approved by the Compensation Committee. Under the Employment Agreement, Dr. Rubinfeld will be entitled to participate in the Company's benefit plans for executive employees and will be entitled to not less than 20 days vacation per year.

        The Employment Agreement also provides Dr. Rubinfeld with salary and bonus compensation if he is involuntarily terminated within twelve months of a change in control of the Company. In such an event, Dr. Rubinfeld is entitled to receive a lump sum payment equal to two times his then-current base salary, a lump sum payment of up to $500,000 in lieu of bonus payments, and full acceleration of any unvested stock options Dr. Rubinfeld holds.

CERTAIN TRANSACTIONS

Agreements with AVI BioPharma, Inc.

        Dr. Rubinfeld is a member of the Board of Directors of AVI BioPharma, Inc. Dr. Denis Burger, the Chief Executive Officer of AVI, is a former director of the Company. In December 1999, we entered into an agreement with AVI. Under the terms of the agreement, we acquired one million shares of AVI common stock, which amounted to approximately seven and one half percent (7.5%) of AVI's outstanding common stock, for $2.5 million cash and 100,000 shares of our Common Stock at $28.25 per share. We also acquired exclusive negotiating rights for the United States market for Avicine, AVI's proprietary cancer vaccine currently in late-stage clinical testing against a variety of solid tumors. Avicine is a non-toxic immunotherapy that neutralizes the effect of a tumor-associated antigen on cancer cells, while stimulating the body's immune system to react against the foreign tumor.

        In July 2000, we finalized an agreement with AVI to obtain the U.S. marketing rights for Avicine. We issued 347,826 shares of our Common Stock along with $5 million in cash to AVI as payment for our investment, in exchange for 1,684,211 shares of AVI common stock. As part of this agreement, we obtained the right of first discussion to all of AVI's oncology compounds and an option to acquire an additional 10% of AVI's common stock for $35.625 per share. This option is exercisable for a three-year period commencing on the earlier of the date the FDA accepts the NDA submitted for Avicine or the date on which the closing price of AVI's common stock exceeds the option exercise price.

        Avicine will require significant additional expenditures to complete the clinical development necessary to gain marketing approval from the FDA and equivalent foreign regulatory agencies. As part of this agreement, we are obligated to make additional payments to AVI based on successful achievement of developmental, regulatory approval, and commercialization milestones over the next several years that could total $80 million. In 2002, we recorded $421,000 in research and development expenses for Avicine. At December 31, 2002, this amount was still payable and is presented on the balance sheet as Payable to AVI BioPharma, Inc.

        As described under Proposal Four, the holders of our 4% Senior Exchangeable Convertible Notes issued in February 2003 to a group of institutional investors may exchange their Notes into up to 2,634,211 of our AVI Shares at any time following six months after the date of the original issuance of the Notes at an exchange price of $5.00 per share. In addition, we pledged the AVI Shares to secure our exchange obligation under the Notes.

Quark Biotech, Inc. Investment and Property Lease

        In May 1997, we made an equity investment of $500,000 and acquired 125,000 shares of Series C Preferred Stock of Quark Biotech, Inc. ("QBI"), a privately-held development stage biotechnology company, representing less than 1% of the outstanding stock of QBI. In September 1997 we were issued a warrant to purchase 31,250 shares of Series D Preferred Stock of QBI. Dr. Rubinfeld and Dr. Manuso, directors of the Company, and Mr. Ellison (through Tako Ventures, LLC), a more than 5% stockholder of the Company, beneficially own approximately 56.6% of the outstanding shares of QBI as of the Record Date (Dr. Rubinfeld's ownership excludes the 125,000 shares held by our Company). Dr. Rubinfeld and Dr. Manuso are also directors of QBI. Dr. Daniel Zurr, the President and Chief Executive Officer of QBI, is a former director of the Company.

        In January 2002, we leased approximately 2,500 square feet of the laboratory space at the SuperGen Pharmaceutical Research Institute to QBI for $8,550 per month, plus its pro-rata share of specified common expenses, for a one year term. During 2002, we collected $123,000 in sublease income from QBI. The initial term of the sublease expired on December 31, 2002, and we are continuing to sublease the space to QBI on a month-to-month basis.

Management Indebtedness.

        In November 2000, the Company loaned $124,000 to Dr. Mettinger. The loan was secured by a continuing security interest in real property owned by Dr. Mettinger. The loan had an annual interest rate of 5%. The loan, including accrued interest, was repaid on March 31, 2003.

        In October 2001, the Company loaned $250,000 to Mr. Jacobs. The loan is secured by a continuing security interest in real property owned by Mr. Jacobs. The loan has an annual interest rate of 4% and is due and payable on December 31, 2003.

Employment of Certain Family Members

        The Company employs a number of individuals who are immediate family members of Dr. Rubinfeld, President, Chief Executive Officer, and director of the Company. The employees, their relationship to Dr. Rubinfeld, their earnings for the year ending December 31, 2002, and their years of service, are as follows: Joseph Iovino, son-in law, $133,825, six years; Susan Iovino, daughter, $105,500, five years; Loretta Kifer, wife, $150,400, five years; Kevin Rolens, son-in-law, $113,300, nine years; Randee Rolens, daughter, $115,400, five years; and Steven Rubinfeld, son, $192,920, nine years. None of these individuals is an officer or director of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee currently is composed of three members: Mr. Casamento, Mr. Girardi, and Dr. Young. For the year 2002, Mr. Lack and Mr. Girardi served on the Audit Committee. Each of the members of the Audit Committee is independent under the listing standards of the Nasdaq National Market. Each of the members of the Audit Committee is financially literate. Our Board has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A.

Audit And Related Fees

Audit Fees

        Ernst & Young LLP billed us an aggregate of $99,000 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

        Ernst & Young LLP did not provide any services in connection with the design and implementation of financial information systems during 2002.

All Other Fees

        Ernst & Young LLP billed us an additional $99,700 for the fiscal year ended December 31, 2002, including $14,500 for audit-related services for SEC registration statements and accounting consultation, and $85,200 for tax compliance and tax consultation services.

        The Audit Committee has considered whether the non-audit services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP and has concluded that the independence of Ernst & Young LLP is maintained and is not compromised by the services provided.

        In this context, the audit committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  2.
  The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, Codification of Statements on Auditing Standards (AU §380), as modified or supplemented.

  3.
  The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with them their independence.

  4.
  Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the SEC.

AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Charles Casamento
Thomas Girardi
Michael Young

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board (the "Committee") consists of directors Thomas Girardi, Walter Lack, and James Manuso, none of whom is an employee or officer of the Company. The Committee was established in January 1993 and is responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the executive officers and directors of SuperGen, including stock compensation and loans, and all bonus and stock compensation to all employees. The goal of the Committee is to ensure that our compensation practices are sufficient to attract the necessary talent to enable growth from a development stage company into one with commercialized products.

Compensation Committee Purposes

        The Compensation Committee of the Board serves as an administrative arm of the Board to make decisions on behalf of the Board with respect to all forms of compensation to executive officers, and all bonus and stock compensation to employees.

        Compensation for officers and key employees includes both cash and equity elements. Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Such bonuses are based on accomplishment of designated Company goals.

        Ownership of the Company's Common Stock is a key element of executive compensation. Our officers and other employees are eligible to participate in the Company's Amended and Restated 1993 Stock Option Plan, which was adopted prior to our initial public offering in March 1996, and the 1998 Employee Stock Purchase Plan. If approved by the stockholders at the 2003 Annual Meeting, our officers and other employees will also be eligible to participate in the 2003 Stock Plan. The Plans permit the Board or a committee designated by the Board to grant stock options to employees on such terms as the Board or such committee may determine. Employee option grants generally vest over a four-year period and thus require the employee's continuing efforts. The Committee believes that it is in the stockholders' interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of our success.

Description of 401(k) Plan

        We also maintain a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all employees. We may make discretionary contributions, which will be allocated based upon the relative compensation of each participant with at least 1,000 hours of service during the plan year and who are employed on the last day of the plan year. Company contributions vest ratably over five years. For 2002, we have made a discretionary contribution at the rate of 3% of each eligible participant's salary as defined.

2002 Executive Compensation

        Executive compensation for 2002 included base salary, cash bonuses, incentive stock option grants and other compensation. We issued cash bonuses in recognition of employees' prior service and contributions towards the achievement of Company goals. Compensation was established based on competitive compensation data and each executive's job responsibilities, level of experience, individual performance, and contribution to the business. In making its decisions, the Compensation Committee exercised its discretion and judgment based on these factors. No specific formula was applied to determine the weight of each factor.

Chief Executive Officer Compensation for 2002

        Dr. Rubinfeld was paid a base salary of $565,000 during 2002. Dr. Rubinfeld's base salary for 2002 was established based on the Compensation Committee's evaluation of his job responsibilities, his experience, and his contribution to the business. The Compensation Committee also evaluated compensation paid to executives of peer companies and exercised its discretion and judgment without applying any specific formula or weight to the various factors. Dr. Rubinfeld was also paid a total of $667,000 in bonus payments for his performance during 2002. The bonuses paid to Dr. Rubinfeld were based on the Compensation Committee's evaluation of Dr. Rubinfeld's performance and his significant contribution to the Company's achievements during 2002.

Internal Revenue Code Section 162(m) Implications for Executive Compensation

        The Committee is responsible for addressing issues raised by Section 162(m) of the Internal Revenue Code Section 162(m) limits the Company's tax deduction for compensation paid to certain executive officers that does not qualify as "performance-based" to $1 million per executive officer. To qualify as performance-based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals.

Summary

        The Compensation Committee advises the Board regarding our cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote our business goals and providing incentive for these persons to achieve goals, which are intended to build long-term stockholder value.

COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

James Manuso, Chairman
Thomas Girardi
Walter Lack

COMPANY STOCK PRICE PERFORMANCE GRAPH

        The following graph compares our cumulative total stockholder return with those of the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index. The graph assumes that $100 was invested on December 31, 1997 in the Company's Common Stock and in the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.

OTHER MATTERS

        We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

        It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

INCORPORATION BY REFERENCE

        Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, the sections of this Proxy Statement entitled "Report of the Audit Committee of the Board of Directors," "Report of the Compensation Committee of the Board of Directors" and "Company Stock Price Performance Graph" shall not be deemed "filed" with the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act unless specifically otherwise provided in any such filings.

THE BOARD OF DIRECTORS

Dublin, California
April 22, 2003

Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the annual meeting.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
SUPERGEN, INC.

(As restated and adopted by the Board of Directors on March 6, 2003)

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of SuperGen, Inc., a Delaware corporation (the "Company") is to:

  •
  Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

  •
  Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

  •
  Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

  •
  Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

  •
  Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

  •
  Each member will be an independent director, as defined under the NASDAQ rules, the rules of the SEC and applicable law, as in effect from time to time.

  •
  Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

  •
  To the extent practicable, at least one member will (i) have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities, or (ii) be a financial expert, as such term is defined under the NASDAQ rules, the rules of the SEC and applicable law, as in effect from time to time.

RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

  •
  Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

  •
  Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

  •
  Pre-approving and negotiating the engagement of the external auditors, including the overall scope, extent, procedures and focus of the annual, and if applicable interim, audit. The foregoing shall also include the scope and level of involvement with unaudited quarterly or other interim-period information as well as the compensation to be paid to the external auditors in connection with their engagement. The Committee shall pre-approve and negotiate the engagement of external auditors, including the overall scope, extent, procedures and focus of non-audit services.

  •
  Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

  •
  Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," in connection with filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  •
  Reviewing the unaudited quarterly operating results in the Company's quarterly earnings release;

  •
  Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

  •
  Reviewing, approving and monitoring the Company's code of ethics for its senior executive and financial officers, in accord with applicable law;

  •
  Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

  •
  Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  •
  Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

  •
  Overseeing and reviewing the Company's policies regarding information technology and management information systems;

  •
  If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

  •
  As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

  •
  Reviewing and approving in advance any proposed related party transactions;

  •
  Reviewing its own charter, structure, processes and membership requirements;

  •
  Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

  •
  Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

        The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its findings and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

        Members of the Audit Committee shall receive certain fees for their service as Committee members. Such fees may include retainers and per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors. Changes in such compensation will be determined by the Board of Directors in its sole discretion.

        No Member of the Compensation Committee may receive any compensation from the Company other than the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

        The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

APPENDIX B

SUPERGEN, INC.

2003 STOCK PLAN

        1.    Purposes of the Plan.    The purposes of this 2003 Stock Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide additional incentive to Employees, Directors and Consultants, and

  •
  to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)  "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Change in Control" means the occurrence of any of the following events:

              (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

            (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.

          (f)    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (g)  "Common Stock" means the common stock of the Company.

          (h)  "Company" means SuperGen, Inc., a Delaware corporation.

          (i)    "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (j)    "Director" means a member of the Board.

          (k)  "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (l)    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (q)  "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (r)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "Option" means a stock option granted pursuant to the Plan.

2

          (t)    "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u)  "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (v)  "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (w)  "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (x)  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (y)  "Plan" means this 2003 Stock Plan.

          (z)  "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (cc) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (dd) "Service Provider" means an Employee, Director or Consultant.

          (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ff)  "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (gg) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 3,500,000 Shares plus (a) any Shares which have been reserved but not issued under the Company's 1993 Stock Option Plan (the "1993 Plan") as of the expiration of the 1993 Plan on December 3, 2003 and (b) following the expiration of the 1993 Plan, any Shares which would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of Shares issued under the 1993 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

3

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)    to determine the Fair Market Value;

            (ii)  to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

            (iii)  to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

            (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi)  to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

            (vii) to institute an Option Exchange Program;

            (viii)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (x)  to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

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            (xi)  to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

            (xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5.    Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

          (a)  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b)  Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options:

              (i)  No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

            (ii)  In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

            (iii)  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

            (iv)  If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

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        7.    Term of Plan.    Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    Option Exercise Price and Consideration.

          (a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)  In the case of an Incentive Stock Option

              (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i)  cash;

            (ii)  check;

            (iii)  promissory note;

            (iv)  other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

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            (v)  consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii)  any combination of the foregoing methods of payment; or

          (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

          (a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain

7

  exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11.    Stock Purchase Rights.

          (a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12.    Transferability of Options and Stock Purchase Rights.    Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution

8

and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13.    Adjustments Upon Changes in Capitalization, Merger or Change in Control.

          (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)    Merger or Change in Control.    In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

          In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

          For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock

9

  Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

        14.    Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        16.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

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SUPERGEN, INC.
2003 Annual Meeting of Stockholders
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of SuperGen, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 22, 2003 and hereby appoints Joseph Rubinfeld, its proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of SuperGen, Inc. to be held on Thursday, May 22, 2003, at 2:00 p.m. local time, at the Four Points Hotel by Sheraton, 5115 Hopyard Road, Pleasanton, California 94588 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in his discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

        THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

FOLD AND DETACH HERE

You can now access your SuperGen account online.

Access your SuperGen stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, agent for SuperGen, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.

• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:

• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History
• Book-Entry Information
• Issue Certificate
• Payment History
• Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Please mark your votes as indicated in this example    /X/

	FOR ALL NOMINEES	WITHHELD FOR ALL NOMINEES
1. ELECTION OF DIRECTORS: Nominees: Joseph Rubinfeld, Charles J. Casamento, Thomas V. Girardi, Walter J. Lack, James S.J. Manuso, Michael D. Young	/ /	/ /
Withheld for nominees listed below (write nominee's name in space provided below):

	FOR	AGAINST	ABSTAIN
2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.	/ /	/ /	/ /
3. PROPOSAL TO APPROVE THE ADOPTION OF THE 2003 STOCK PLAN.	/ /	/ /	/ /
4. PROPOSAL TO APPROVE THE ISSUANCE OF COMMON STOCK AT THE COMPANY'S ELECTION IN CONNECTION WITH THE PAYMENT OF PRINCIPAL AND INTEREST AMOUNTS DUE UNDER THE COMPANY'S 4% SENIOR EXCHANGEABLE CONVERTIBLE NOTES.	/ /	/ /	/ /

  Please disregard if you have previously provided your consent decision.

  By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses, and other materials and shareholder communications electronically via the internet at a web page which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ, and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.    / /

  In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof, including any postponement or adjournment of a meeting.

  THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)                                                                                                     Dated                                 ,    2003

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

FOLD AND DETACH HERE

You can view the SuperGen, Inc. 2002 Annual Report, the
December 31, 2002 Form 10-K, and the Proxy Statement on the
internet at www.supergen.com/financialinfo2002.

QuickLinks

SUPERGEN, INC. PROXY STATEMENT FOR 2003 ANNUAL MEETING OF STOCKHOLDERS
PROCEDURAL MATTERS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL THREE APPROVAL OF THE ADOPTION OF THE 2003 STOCK PLAN
PROPOSAL FOUR APPROVAL OF THE ISSUANCE OF COMMON STOCK AT THE COMPANY'S ELECTION IN CONNECTION WITH THE PAYMENT OF PRINCIPAL AND INTEREST AMOUNTS DUE UNDER THE COMPANY'S 4% SENIOR EXCHANGEABLE CONVERTIBLE NOTES
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT
EXECUTIVE OFFICER COMPENSATION
CERTAIN TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
COMPANY STOCK PRICE PERFORMANCE GRAPH
OTHER MATTERS
INCORPORATION BY REFERENCE
APPENDIX A CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SUPERGEN, INC. (As restated and adopted by the Board of Directors on March 6, 2003)
APPENDIX B SUPERGEN, INC. 2003 STOCK PLAN